TRANSAMERICA PARTNERS FUNDS GROUP

and

TRANSAMERICA PARTNERS FUNDS GROUP II

Supplement to the Currently Effective Prospectuses and Summary Prospectuses

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Transamerica Partners High Yield Bond

Transamerica Partners Institutional High Yield Bond

The following replaces the information in the Prospectuses and Summary Prospectuses for each of Transamerica Partners High Yield Bond and Transamerica Partners Institutional High Yield Bond (the “funds”) relating to Aegon USA Investment Management, LLC under the section entitled “Management.” Transamerica Asset Management, Inc. continues to serve as the portfolio’s investment adviser.

Sub-Adviser:	Portfolio Managers:
Aegon USA Investment Management, LLC	Kevin Bakker, CFA, Co-Lead Portfolio Manager since 2015, Portfolio Manager since 2014
Benjamin D. Miller, CFA, Portfolio Manager since 2014
James K. Schaeffer, Jr., Co-Lead Portfolio Manager since 2015, Portfolio Manager since 2014

The following replaces the information in the Prospectuses relating to the funds under the section entitled “Shareholder Information – Portfolio Manager(s)”:

Name	Sub-Adviser	Positions Over Past Five Years
Kevin Bakker, CFA	Aegon USA Investment Management, LLC	Co-Lead Portfolio Manager of the portfolio since 2015; Portfolio Manager of the portfolio since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2007; Senior Research Analyst 2003 - 2007
Benjamin D. Miller, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2006; Research Analyst 1993 - 2006
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC	Co-Lead Portfolio Manager of the portfolio since 2015; Portfolio Manager of the portfolio since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2004; Director of Distressed Debt since 2004

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Investors Should Retain this Supplement for Future Reference

February 10, 2015